Q4 Fiscal 2025 Supplemental Information November 10, 2025

Certain information in this presentation constitutes forward-looking statements as contemplated by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, current views and estimates of our outlook for fiscal 2026, other future economic circumstances, industry conditions in domestic and international markets, our performance and financial results (e.g., debt levels, return on invested capital, value-added product growth, capital expenditures, tax rates, access to foreign markets and dividend policy). These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results and experiences to differ materially from anticipated results and expectations expressed in such forward-looking statements. We wish to caution readers not to place undue reliance on any forward-looking statements, which are expressly qualified in their entirety by this cautionary statement and speak only as of the date made. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that may cause actual results and experiences to differ from anticipated results and expectations expressed in such forward-looking statements are the following: (i) the effectiveness of financial excellence programs or operational optimization plans; (ii) access to, and inputs from, foreign markets, together with foreign economic conditions, including currency fluctuations, import/export restrictions and foreign politics; (iii) global pandemics have had, and may in the future have, an adverse impact on our business and operations; (iv) cyber attacks, other cyber incidents, security breaches or other disruptions of our information technology systems; (v) risks associated with our failure to consummate favorable acquisition transactions or integrate certain acquisitions' operations; (vi) the Tyson Limited Partnership’s ability to exercise significant control over the Company; (vii) fluctuations in the cost and availability of inputs and raw materials, such as live cattle, live swine, feed grains (including corn and soybean meal) and energy; (viii) market conditions for finished products, including competition from other global and domestic food processors, supply and pricing of competing products and alternative proteins and demand for alternative proteins; (ix) outbreak of a livestock disease (such as African swine fever (ASF), avian influenza (AI), New World screwworm or bovine spongiform encephalopathy (BSE)), which could have an adverse effect on livestock we own, the availability of livestock we purchase, consumer perception of certain protein products or our ability to conduct our operations; (x) changes in consumer preference and diets and our ability to identify and react to consumer trends; (xi) effectiveness of advertising and marketing programs; (xii) significant marketing plan changes by large customers or loss of one or more large customers; (xiii) our ability to leverage brand value propositions; (xiv) changes in availability and relative costs of labor and contract farmers and our ability to maintain good relationships with team members, labor unions, contract farmers and independent producers providing us livestock; (xv) issues related to food safety, including costs resulting from product recalls, regulatory compliance and any related claims or litigation; (xvi) compliance with and changes to regulations and laws (both domestic and foreign), including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws; (xvii) the effect of climate change and any legal or regulatory response thereto; (xviii) adverse results from litigation; (xix) risks associated with leverage, including cost increases due to rising interest rates or changes in debt ratings or outlook; (xx) impairment in the carrying value of our goodwill or indefinite life intangible assets; (xxi) our participation in a multiemployer pension plan; (xxii) volatility in capital markets or interest rates; (xxiii) risks associated with our commodity purchasing activities; (xxiv) the effect of, or changes in, general economic conditions; (xxv) impacts on our operations caused by factors and forces beyond our control, such as natural disasters, fire, bioterrorism, pandemics, armed conflicts or extreme weather; (xxvi) failure to maximize or assert our intellectual property rights; (xxvii) effects related to changes in tax rates, valuation of deferred tax assets and liabilities, or tax laws and their interpretation; and (xxviii) the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including those included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and Quarterly reports on Form 10-Q. This presentation contains the financial measures “EBITDA,” “Adjusted EBITDA,” “Adjusted EPS”, “Adjusted Operating Income”, “Adjusted Operating Margin” and “Free Cash Flow” which are not calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measure has been provided in the Appendix. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Forward-Looking Statements Non-GAAP Financial Measures

4Q25 Key Messages Operations Sixth consecutive quarter of YoY growth in Sales, AOI1, and adjusted1 EPS Financial Strength Net leverage ratio1 improved YoY through disciplined capital allocation and sustained operating performance Controlling the Controllables Record Chicken profitability and continued operational efficiencies across segments underscore focused execution amid Beef headwinds 1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix

Consumer Focus on Protein

Latest 13 Week Volume Sales % Change

Tyson Foods Retail Branded[1] volume up 2.4%
driven by key categories, far outpacing total Food & Beverage

+7.8%
driven by demand for high-quality fresh protein



-1.5%
Total Food & Beverage
+2.4%
Retail Branded¹
+8.7%
Branded Frozen Value-Added Chicken
+12.5%
Hillshire® Snacking
+1.6%
Jimmy Dean® Breakfast Sausage
+11.3%
Wright® Jimmy Dean® Bacon
+10.3%
Hillshire Farm® Lunch Meats
+7.8%
Branded Fresh Chicken

Source: NielsenIQ Total U.S. xAOC Fixed Weight Volume EQ Latest 13 Weeks ending 09/27/2025; Food & Beverage = All NielsenIQ Edible Food and Beverage Categories; Circana, Total US, Mulo+, Volume EQ Latest 13 Weeks ending 09/28/2025

[1]Retail Branded products excluding Fresh and Frozen Protein (Poultry, Beef, and Pork), and Deli.

Tyson Innovation 4Q25

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. 2 Excludes the volume impact of the product recall Sales AOI1 4Q25 (in $m) $2,546 $189 vs PY +3.0% ($16) Volume: (0.3)%2 Price: +4.7% AOI %1: 7.4% YoY: (90) bps Continued Strength in Prepared Foods 4Q25 • Continued progress on our multi-year profitability plan • Highest fill rates since FY’13 and gained share in both volume and dollars

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. Sales AOI1 4Q25 (in $m) $4,411 $457 vs PY +3.8% +$101 Volume: +3.7% Price: +0.1% AOI %1: 10.4% YoY: +200 bps Strong Finish to the Year in Chicken 4Q25 • Grew top and bottom line • Fourth consecutive quarter of YoY volume growth, with notable contribution from value-added mix

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. 2 Average Sales Price Change and Adjusted Operating Margin (Non-GAAP) exclude a $225 million legal contingency accrual recognized as a reduction to Sales in the fourth quarter of fiscal 2025. Sales AOI1 4Q25 (in $m) $5,489 ($94) vs PY +4.3% ($23) Volume: (8.4)% Price2: +17.0% AOI %1,2: (1.6)% YoY: (30) bps Navigating a Challenging Market in Beef 4Q25 • Sales up on strong pricing, but margins pressured by higher cattle costs; Early signs of heifer retention • Executing controllable actions

1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. 2 Average Sales Price Change and Adjusted Operating Margin (Non-GAAP) exclude a $130 million legal contingency accrual recognized as a reduction to Sales in the fourth quarter of fiscal 2025. Sales AOI1 4Q25 (in $m) $1,414 $31 vs PY (1.7)% +$12 Volume: (4.2)% Price2: +11.6% AOI %1,2: 2.0% YoY: +70 bps Sustained Profit Growth in Pork 4Q25 • Delivered strongest Q4 AOI1 in four years through operational excellence • Network optimization and value-added mix drove a stronger business

Segment Wrap-up 4Q25 Operational Improvements • Gains in 2025, but significant room to improve operations in 2026+ Customer and Consumer Focus • Commitment to customer value and shareholder returns despite challenging market conditions Capitalizing on Protein Demand • Diverse portfolio enables strategic investments and customer partnerships to drive category growth as protein remains a consumer priority

4Q ADJUSTED OPERATING INCOME1 (in millions of dollars) $512 $608$101 $22 $12 ($16) ($23) 4Q24 Chicken Int'l/Other Pork Prepared Foods Beef 4Q25 1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. 2 Excludes the impact of $355 million in legal contingency accruals. in $m, except EPS (in $ per share) 4Q25 Sales $13,860 AOI1 $608 AOI Margin1 4.3% Adjusted EPS1 $1.15 +4.8%2 vs PY +19% vs PY +25% vs PY +50bps vs PY Enterprise Sales, AOI1 and EPS Performance Fourth Quarter FY25 vs Comparable Prior Year Period

$1,458 $1,177 FY24 FY25 $733 $893 FY24 FY25 Dividend Share Repurchase FREE CASH FLOW 1 (in millions of dollars) Leverage Ratio (Net Debt/Adj. LTM EBITDA)1 Capital Expenditures (in millions) Return Cash to Shareholders (in millions) 1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. Build Financial Strength Manage our leverage ratio to be at or below our long-term target Invest in our Business Disciplined investments to modernize and expand capacity to support growth Return Cash to Shareholders Committed to returning cash to shareholders through dividends and opportunistic share repurchases Strong Cash Management and Improving Financial Position 4.1x 3.9x 3.6x 3.0x 2.6x 2.3x 2.3x 2.1x 2.1x 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 375 354 267 263 248 271 193 227 287 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25

1 As our accounting cycle results in a 53-week year in fiscal 2026 as compared to a 52-week year in fiscal 2025, the fiscal 2026 outlook is based on a comparable 52-week year. The Company is not able to reconcile its full-year fiscal 2026 projected adjusted results to its fiscal 2026 projected GAAP results because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Therefore, because of the uncertainty and variability of the nature of the number of future adjustments, such as legal contingency accruals and other items which could be significant, the Company is unable to provide a reconciliation for these forward-looking non-GAAP measures without unreasonable effort. Adjusted operating margin should not be considered a substitute for operating margin or any other measures of financial performance reported in accordance with GAAP. Investors should rely primarily on the Company’s GAAP results and use non-GAAP financial measures only supplementally in making investment decisions. Prepared Foods AOI1 $950 – 1,050M Chicken AOI1 $1,250 – 1,500M Beef AOI1 $(600) – (400)M Pork AOI1 $150 – 250M Sales Growth 2% – 4% Total AOI1 $2.1 – 2.3B Net Interest Expense ~$390M Adjusted Tax Rate1 ~25% Capital Expenditures $700 – 1,000M Free Cash Flow1 $800 – 1,300M FY26 Guidance1 Segment Guidance

• Delivering progress and profitability through our diversified portfolio, innovation, and operational excellence • Beneficiary of strong consumer demand of protein • Strong execution and disciplined capital allocation position us for continued growth into 2026 and beyond • One Team. One Tyson.

Appendix

$ millions $512 $608 $922 - $12 - $779 - $35 Q4 2024 AOI Net Volume Impact Sales Price/Mix COGS Price/Mix SG&A Q4 2025 AOI 1 2 4 5 AOI Bridge by P&L Items Fourth Quarter FY25 vs Comparable Prior Year Period 1 1 Represents a non-GAAP financial measure. Non-GAAP financial measures are explained and reconciled to the most directly comparable GAAP financial measure in the Appendix. 2 Represents the net impact of the change in Sales and change in COGS attributable to increased sales volumes. 3 Excludes the impact of legal contingency accruals of $355 million and product recall of $66 million in the fourth quarter of fiscal 2025. 4 Excludes the impacts of a $40 million legal contingency accrual, $12 million of restructuring and related charges, $4 million of income related facility fire insurance proceeds and $25 million of income related to product recall in the fourth quarter of fiscal 2025, and $27 million of plant closures and disposal charges and $48 million of facility fire related costs, net of insurance proceeds in the fourth quarter of fiscal 2024. 5 Excludes the impacts of $6 million and $8 million of brand and product line discontinuations charges in the fourth quarter of fiscal 2025 and fiscal 2024, respectively. 3

Adjusted Operating Income (Loss), Adjusted Income (Loss) before Income Taxes, Adjusted Income Tax Expense (Benefit), Adjusted Net Income (Loss) Attributable to Tyson, Adjusted Operating Margin and Adjusted EPS, EBITDA, Adjusted EBITDA, net debt to EBITDA, net leverage ratio or net debt to Adjusted EBITDA, and Free Cash Flow are presented as supplemental financial measures in the evaluation of our business that are not required by, or presented in accordance with GAAP. The non-GAAP financial measures are tools intended to assist our management and investors in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations on an ongoing basis. These non-GAAP measures should not be a substitute for their comparable GAAP financial measures. Investors should rely primarily on our GAAP results and use non-GAAP financial measures only supplementally in making investment decisions. We believe the presentation of these non-GAAP financial measures helps management and investors to assess our operating performance from period to period, including our ability to generate earnings sufficient to service our debt, enhances understanding of our financial performance and highlights operational trends. These measures are widely used by investors and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our calculation of non-GAAP measures may not be comparable to similarly titled measures reported by other companies and other companies may not define these non-GAAP financial measures in the same way, which may limit their usefulness of comparative measures. Definitions EBITDA is defined as net income before interest, income taxes, depreciation and amortization. Net debt to EBITDA (Adjusted EBITDA) represents the ratio of our debt, net of cash, cash equivalents and short-term investments, to EBITDA (and to Adjusted EBITDA). EBITDA, Adjusted EBITDA, net debt to EBITDA and net debt to Adjusted EBITDA are presented as supplemental financial measurements in the evaluation of our business. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Income (Loss) before Income Taxes, Adjusted Income Tax Expense (Benefit), Adjusted Net Income (Loss) Attributable to Tyson and Adjusted EPS are defined as EBITDA, Operating Income (Loss), Income (Loss) before Income Taxes, Income Tax Expense (Benefit), Net Income (Loss) Attributable to Tyson and diluted earnings per share, respectively, excluding the impacts of any items that management believes do not directly reflect our core operations on an ongoing basis. Free Cash Flow is defined as Cash Provided by Operating Activities minus payments for Property, Plant and Equipment. Non-GAAP Financial Measures

GAAP Results to Non-GAAP Results Reconciliations

$ in millions, except per share data (Unaudited)

Results for the fourth quarter ended September 27, 2025

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results					$ 158		$ 68	$ 10	$ 47	$ 0.13
Facility fire related costs (insurance proceeds)[1]	-	(4)	-	-	(4)	(11)	(15)	(3)	(12)	(0.04)
Brand and product line discontinuations	-	-	6	-	6	-	6	2	4	0.01
Restructuring and related charges[2]	-	12	-	-	12	-	12	-	12	0.03
Legal contingency accruals[3]	355	40	-	-	395	-	395	94	301	0.85
Product recall	66	(25)	-	-	41	-	41	11	30	0.09
Impairment of equity investments	-	-	-	-	-	28	28	1	27	0.08
Adjusted Non-GAAP Results					$ 608		$ 535	$ 115	$ 409	$ 1.15

Results for the fourth quarter ended September 28, 2024

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results					$ 525		$ 475	$ 111	$ 357	$ 1.00
Facility fire related costs (insurance proceeds)[1]	-	(48)	-	-	(48)	(31)	(79)	(8)	(71)	(0.20)
Brand and product line discontinuations	-	-	8	-	8	-	8	2	6	0.02
Plant closure and disposal charges	-	27	-	-	27	-	27	(10)	37	0.10
Adjusted Non-GAAP Results					$ 512		$ 431	$ 95	$ 329	$ 0.92

1 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

2 Includes the Network Optimization Plan that commenced in fiscal 2025 and the 2022 Program which completed in fiscal 2024.

3 Includes a $40 million charge related to the 2015 sale of our Mexico operation.

GAAP Results to Non-GAAP Results Reconciliations

$ in millions, except per share data (Unaudited)

Results for the third quarter ended June 28, 2025

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results					$ 260		$ 193	$ 124	$ 61	$ 0.17
Facility fire related costs (insurance proceeds)[1]	-	(14)	-	-	(14)	-	(14)	-	(14)	(0.04)
Brand and product line discontinuations	-	-	5	-	5	-	5	1	4	0.01
Restructuring and related charges[2]	-	(83)	-	-	(83)	-	(83)	(18)	(65)	(0.18)
Plant closure and disposal charges[3]	-	(6)	-	-	(6)	-	(6)	(1)	(4)	(0.01)
Goodwill and intangible impairments[4]	-	-	-	343	343	-	343	-	343	0.96
Adjusted Non-GAAP Results					$ 505		$ 438	$ 106	$ 325	$ 0.91

Results for the third quarter ended June 29, 2024

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results					$ 341		$ 253	$ 57	$ 191	$ 0.54
Facility fire related costs (insurance proceeds)[1]	-	8	-	-	8	-	8	1	7	0.02
Legal contingency accruals	45	56	-	-	101	-	101	23	78	0.22
Plant closure and disposal charges	-	41	-	-	41	-	41	8	33	0.09
Adjusted Non-GAAP Results					$ 491		$ 403	$ 89	$ 309	$ 0.87

1 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and includes insurance recoveries and charges related to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

2 Includes the Network Optimization Plan that commenced in fiscal 2025 and gain on sale of storage facilities in the third quarter of fiscal 2025.

3 Includes China plant relocation remuneration and related EPS impact, net of $1 million associated with Net Income (Loss) Attributable to Noncontrolling Interests, for the third quarter ended June 28, 2025.

4 Goodwill impairment is non-deductible for income tax purposes.

Tyson Foods

GAAP Results to Non-GAAP Results Reconciliations

$ in millions, except per share data (Unaudited)

Results for the second quarter ended March 29, 2025

	Sales	Cost of Sales	Selling, General and Administrative	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results				$ 100		$ 30	$ 16	$ 7	$ 0.02
Brand and product line discontinuations	-	-	6	6	-	6	1	5	0.02
Restructuring and related charges[1]	-	43	-	43	-	43	5	38	0.10
Legal contingency accruals	343	-	-	343	-	343	81	262	0.73
Plant closure and disposal charges	-	23	-	23	-	23	6	17	0.05
Adjusted Non-GAAP Results				$ 515		$ 445	$ 109	$ 329	$ 0.92

Results for the second quarter ended March 30, 2024

	Sales	Cost of Sales	Selling, General and Administrative	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results				$ 312		$ 203	$ 55	$ 145	$ 0.41
Facility fire related costs (insurance proceeds)[2]	-	54	-	54	-	54	-	54	0.15
Restructuring and related charges[1]	-	(3)	4	1	-	1	-	1	-
Plant closure and disposal charges	-	39	-	39	-	39	19	20	0.06
Adjusted Non-GAAP Results				$ 406		$ 297	$ 74	$ 220	$ 0.62

1 Includes the Network Optimization Plan that commenced in fiscal 2025 and the 2022 Program which completed in fiscal 2024.

2 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

GAAP Results to Non-GAAP Results Reconciliations

$ in millions, except per share data (Unaudited)

Results for the first quarter ended December 28, 2024	Sales	Cost of Sales	Selling, General and Administrative	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results				$ 580		$ 478	$ 112	$ 359	$ 1.01
Facility fire related costs (insurance proceeds)[1]	-	-	-	-	(7)	(7)	7	(14)	(0.04)
Brand and product line discontinuations	-	-	6	6	-	6	2	4	0.01
Restructuring and related charges[2]	-	71	2	73	-	73	17	56	0.16
Adjusted Non-GAAP Results				$ 659		$ 550	$ 138	$ 405	$ 1.14

Results for the first quarter ended December 30, 2023	Sales	Cost of Sales	Selling, General and Administrative	Operating Income	Other (Income) Expense	Income before Income Taxes	Income Tax Expense	Net Income Attributable to Tyson	EPS Impact
GAAP Results				$ 231		$ 161	$ 47	$ 107	$ 0.30
Facility fire related costs (insurance proceeds)[1]	-	2	-	2	(3)	(1)	(6)	5	0.01
Restructuring and related charges[2]	-	3	27	30	-	30	8	22	0.06
Legal contingency accruals	-	73	-	73	-	73	18	55	0.16
Plant closure and disposal charges	-	75	-	75	-	75	19	56	0.16
Adjusted Non-GAAP Results				$ 411		$ 338	$ 86	$ 245	$ 0.69

1 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

2 Includes the Network Optimization Plan that commenced in fiscal 2025 and the 2022 Program which completed in fiscal 2024.

GAAP Results to Non-GAAP Results Reconciliations

$ in millions, except per share data (Unaudited)

Results for the fourth quarter ended September 30, 2023

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ (463)		$ (556)	$ (113)	$ (450)	$ (1.31)
Facility fire related costs (insurance proceeds)[1]	-	4	-	-	4	-	4	1	3	0.01
Brand and product line discontinuations	-	17	-	-	17	-	17	4	13	0.04
Restructuring and related charges[2]	-	6	25	-	31	-	31	8	23	0.06
Legal contingency accruals	118	-	-	-	118	-	118	30	88	0.25
Plant closure and disposal charges[3]	-	196	-	-	196	-	196	50	149	0.42
Goodwill and intangible impairments[4]	-	-	-	333	333	-	333	-	333	0.93
Remeasurement of net deferred tax liabilities at lower enacted state tax rates	-	-	-	-	-	-	-	26	(26)	(0.07)
Impact of antidilutive securities[5]	-	-	-	-	-	-	-	-	-	0.04
Adjusted Non-GAAP Results					$ 236		$ 143	$ 6	$ 133	$ 0.37

Results for the third quarter ended July 1, 2023

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ (350)		$ (426)	$ 9	$ (417)	$ (1.18)
Facility fire related costs (insurance proceeds)[1]	-	(22)	-	-	(22)	(22)	(44)	(11)	(33)	(0.10)
Restructuring and related charges[2]	-	19	31	-	50	-	50	12	38	0.11
Legal contingency accruals	38	-	-	-	38	-	38	9	29	0.08
Plant closure and disposal charges	-	15	-	-	15	-	15	3	12	0.04
Goodwill and intangible impairments[4]	-	-	-	448	448	-	448	-	424	1.20
Adjusted Non-GAAP Results					$ 179		$ 81	$ 22	$ 53	$ 0.15

Results for the second quarter ended April 1, 2023

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ (49)		$ (130)	$ (39)	$ (97)	$ (0.28)
Restructuring and related charges[2]	-	(4)	26	-	22	-	22	5	17	0.05
Plant closure and disposal charges	-	92	-	-	92	-	92	24	68	0.19
Adjusted Non-GAAP Results					$ 65		$ (16)	$ (10)	$ (12)	$ (0.04)

1 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

2 Relates to the 2022 Program which completed in fiscal 2024.

3 Includes China plant relocation remuneration and the EPS impact was net of $3 million associated with Net Income (Loss) Attributable to Noncontrolling Interests.

4 Goodwill impairment is non-deductible for income tax purposes and the EPS impact is net of $24 million associated with Net Income (Loss) Attributable to Noncontrolling Interests for the third quarter ended July 1, 2023.

5 GAAP EPS, Net Income (Loss) Per Share Attributable to Tyson, excluded the impact of certain antidilutive securities given the Company incurring a net loss for fiscal 2023. Adjusted Non-GAAP EPS is in a net income position, and thus, the impact of the otherwise antidilutive securities under GAAP EPS were added back in the calculation of Adjusted Non-GAAP EPS.

Adjusted Operating Income (Loss) Non-GAAP Reconciliations

$ in millions (Unaudited)

Adjusted Segment Operating Income (Loss)
(for the fourth quarter ended September 27, 2025)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (319)	$ (99)	$ 447	$ 143	$ (14)	$ 158
(Less): Facility fire related costs (insurance proceeds)[1]	-	-	-	-	(4)	(4)
Add: Brand and product line discontinuations	-	-	6	-	-	6
Add: Restructuring and related charges[2]	-	-	4	5	3	12
Add: Legal contingency accruals[3]	225	130	-	-	40	395
Add: Product recall	-	-	-	41	-	41
Adjusted operating income (loss)	$ (94)	$ 31	$ 457	$ 189	$ 25	$ 608

Adjusted Segment Operating Income (Loss)
(for the fourth quarter ended September 28, 2024)

	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (71)	$ (16)	$ 409	$ 203	$ -	$ 525
Add/(Less): Facility fire related costs (insurance proceeds)[1]	-	-	(51)	-	3	(48)
Add: Brand and product line discontinuations	-	-	6	2	-	8
Add/(Less): Plant closure and disposal charges	-	35	(8)	-	-	27
Adjusted operating income (loss)	$ (71)	$ 19	$ 356	$ 205	$ 3	$ 512

1 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

2 Includes the Network Optimization Plan that commenced in fiscal 2025 and the 2022 Program which completed in fiscal 2024.

3 Includes a $40 million charge related to the 2015 sale of our Mexico operation.

Tyson Foods

1 Excludes the amortization of debt issuance and debt discount expense of $11 million and $12 million for the twelve months ended September 27, 2025 and September 28, 2024, respectively, as it is included in interest expense. 2 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facili ty in the Netherlands in the first quarter of fiscal 204 that we subsequently decided to sell. 3 Includes the Network Optimization Plan that commenced in fiscal 2025 and the 2022 Program which completed in fiscal 2024. 4 Includes a $40 million charge related to the 2015 sale of our Mexico operation. 5 Includes China plant relocation remuneration and related EPS impact, net of $1 million associated with Net Income (Loss) Attributable to Noncontrolling Interests, for the twelve months ended September 27, 2025. 6 Removal of accelerated depreciation of $39 million related to network optimization plan charges for the twelve months ended September 27, 2025 and $127 million related to plant closures and disposals for the twelve months ended September 28, 2024 as they are already included in depreciation expense. Removal of accelerated amortization of $23 million and $2 million related to brand discontinuation for the twelve months ended September 27, 2025 and September 28, 2024, respectively, as they are already included in amortization expense. EBITDA and Adjusted EBITDA Non-GAAP Reconciliations $ in millions (Unaudited) September 27, 2025 September 28, 2024 Net income 507$ 822$ Less: Interest income (73) (89) Add: Interest expense 449 481 Add: Income tax expense 262 270 Add: Depreciation 1,093 1,159 Add: Amortization1 257 229 EBITDA 2,495$ 2,872$ Adjustments to EBITDA: Less: Facility fire related costs (insurance proceeds)2 (36)$ (18)$ Add: Brand and product line discontinuations 23 8 Add: Restructuring and related charges3 45 31 Add: Legal contingency accruals4 738 174 Add: Plant closure and disposal charges5 17 182 Add: Goodwill and intangible impairments 343 - Add: Product recall 41 - Add: Impairment of equity investments 28 - Less: Depreciation and amortization included in EBITDA adjustments6 (62) (129) Total Adjusted EBITDA 3,632$ 3,120$ Total gross debt 8,830$ 9,787$ Less: Cash and cash equivalents (1,229) (1,717) Less: Short-term investments - (10) Total net debt 7,601$ 8,060$ Ratio Calculations: Gross debt/EBITDA 3.5x 3.4x Net debt/EBITDA 3.0x 2.8x Gross debt/Adjusted EBITDA 2.4x 3.1x Net debt/Adjusted EBITDA 2.1x 2.6x Twelve Months Ended

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions (Unaudited)

	Nine Months Ended June 28, 2025	Nine Months Ended June 29, 2024	Fiscal Year Ended September 28, 2024	Twelve Months Ended June 28, 2025
Net income	$ 449	$ 458	$ 822	$ 813
Less: Interest income	(57)	(60)	(89)	(86)
Add: Interest expense	343	351	481	473
Add: Income tax expense	252	159	270	363
Add: Depreciation	828	902	1,159	1,085
Add: Amortization[1]	193	171	229	251
EBITDA	$ 2,008	$ 1,981	$ 2,872	$ 2,899
Adjustments to EBITDA:				
Add/(Less): Facility fire related costs (insurance proceeds)[2]	$ (21)	$ 61	$ (18)	$ (100)
Add: Brand and product line discontinuations	17	-	8	25
Add: Restructuring and related charges[3]	33	31	31	33
Add: Legal contingency accruals	343	174	174	343
Add: Plant closure and disposal charges[4]	17	155	182	44
Add: Goodwill and intangible impairments	343	-	-	343
Less: Depreciation and amoritization included in EBITDA adjustments[5]	(56)	(127)	(129)	(58)
Total Adjusted EBITDA	$ 2,684	$ 2,275	$ 3,120	$ 3,529
Total gross debt			$ 9,787	$ 9,065
Less: Cash and cash equivalents			(1,717)	(1,547)
Less: Short-term investments			(10)	(1)
Total net debt			$ 8,060	$ 7,517
Ratio Calculations:				
Gross debt/EBITDA			3.4x	3.1x
Net debt/EBITDA			2.8x	2.6x
Gross debt/Adjusted EBITDA			3.1x	2.6x
Net debt/Adjusted EBITDA			2.6x	2.1x

1 Excludes the amortization of debt issuance and debt discount expense of $8 million for the nine months ended June 28, 2025, $9 million for the nine months ended June 29, 2024, $12 million for the fiscal year ended September 28, 2024 and $11 million for the twelve months ended June 28, 2025 as it is included in interest expense.

2 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 204 that we subsequently decided to sell.

3 Includes the Network Optimization Plan that commenced in fiscal 2025 and gain on sale of storage facilities in the third quarter of fiscal 2025, and the 2022 Program which completed in fiscal 2024.

4 Includes China plant relocation remuneration and related EPS impact, net of $1 million associated with Net Income (Loss) Attributable to Noncontrolling Interests.

5 Removal of accelerated depreciation of $39 million related to network optimization plan charges for the nine and twelve months ended June 28, 2025 and $127 million related to plant closures and disposals for the nine months ended June 29, 2024 and twelve months ended September 28, 2024 as they are already included in depreciation expense. Removal of accelerated amortization of $17 million, $2 million and $19 million related to brand discontinuation for the nine months ended June 28, 2025, the twelve months ended September 28, 2024 and the twelve months ended June 28, 2025, respectively, as they are already included in amortization expense.

Tyson Foods

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions (Unaudited)

	Six Months Ended		Fiscal Year Ended	Twelve Months Ended
	March 29, 2025	March 30, 2024	September 28, 2024	March 29, 2025
Net income	$ 380	$ 262	$ 822	$ 940
Less: Interest income	(42)	(24)	(89)	(107)
Add: Interest expense	230	216	481	495
Add: Income tax expense	128	102	270	296
Add: Depreciation	566	602	1,159	1,123
Add: Amortization[1]	129	115	229	243
EBITDA	$ 1,391	$ 1,273	$ 2,872	$ 2,990
Adjustments to EBITDA:				
Add/(Less): Facility fire related costs (insurance proceeds)[2]	$ (7)	$ 53	$ (18)	$ (78)
Add: Brand and product line discontinuations	12	-	8	20
Add: Restructuring and related charges[3]	116	31	31	116
Add: Legal contingency accruals	343	73	174	444
Add: Plant closure and disposal charges	23	114	182	91
Less: Depreciation and amortization included in EBITDA adjustments[4]	(51)	(92)	(129)	(88)
Total Adjusted EBITDA	$ 1,827	$ 1,452	$ 3,120	$ 3,495
Total gross debt			$ 9,787	$ 9,068
Less: Cash and cash equivalents			(1,717)	(992)
Less: Short-term investments			(10)	-
Total net debt			$ 8,060	$ 8,076
Ratio Calculations:				
Gross debt/EBITDA			3.4x	3.0x
Net debt/EBITDA			2.8x	2.7x
Gross debt/Adjusted EBITDA			3.1x	2.6x
Net debt/Adjusted EBITDA			2.6x	2.3x

1 Excludes the amortization of debt issuance and debt discount expense of $5 million for the six months ended March 29, 2025 and March 30, 2024, and $12 million for the fiscal year ended September 28, 2024 and the twelve months ended March 29, 2025 as it is included in interest expense.

2 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

3 Includes the Network Optimization Plan that commenced in fiscal 2025 and the 2022 Program which completed in fiscal 2024.

4 Removal of accelerated depreciation of $39 million related to network optimization plan charges for the six and twelve months ended March 29, 2025, $92 million related to plant closures and disposals for the six months ended March 30, 2024, $127 million related to plant closures and disposals for the twelve months ended September 28, 2024, and $35 million related to plant closures and disposals for the twelve months ended March 29, 2025 as they are already included in depreciation expense. Removal of accelerated amortization of $12 million, $2 million and $14 million related to brand discontinuation for the six months ended March 29, 2025, the twelve months ended September 28, 2024 and the twelve months ended March 29, 2025, respectively, as they are already included in amortization expense.

Tyson Foods

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions (Unaudited)

	Three Months Ended		Fiscal Year Ended	Twelve Months Ended
	December 28,2024	December 30, 2023	September 28, 2024	December 28,2024
Net income	$ 366	$ 114	$ 822	$ 1,074
Less: Interest income	(25)	(10)	(89)	(104)
Add: Interest expense	120	105	481	496
Add: Income tax expense	112	47	270	335
Add: Depreciation	281	312	1,159	1,128
Add: Amortization[1]	64	59	229	234
EBITDA	$ 918	$ 627	$ 2,872	$ 3,163
Adjustments to EBITDA:				
Less: Facility fire related costs (insurance proceeds)[2]	$ (7)	$ (1)	$ (18)	$ (24)
Add: Brand and product line discontinuations	6	-	8	14
Add: Restructuring and related charges[3]	73	30	31	74
Add: Legal contingency accruals	-	73	174	101
Add: Plant closure and disposal charges	-	75	182	107
Less: Depreciation and amortization included in EBITDA adjustments[4]	(29)	(60)	(129)	(98)
Total Adjusted EBITDA	$ 961	$ 744	$ 3,120	$ 3,337
Total gross debt			$ 9,787	$ 9,806
Less: Cash and cash equivalents			(1,717)	(2,292)
Less: Short-term investments			(10)	(1)
Total net debt			$ 8,060	$ 7,513
Ratio Calculations:				
Gross debt/EBITDA			3.4x	3.1x
Net debt/EBITDA			2.8x	2.4x
Gross debt/Adjusted EBITDA			3.1x	2.9x
Net debt/Adjusted EBITDA			2.6x	2.3x

1 Excludes the amortization of debt issuance and debt discount expense of $3 million and $2 million for the three months ended December 28, 2024 and December 30, 2023, respectively, and $12 million and $13 million for the fiscal year ended September 28, 2024 and the twelve months ended December 28, 2024, respectively, as it is included in interest expense.

2 Relates to a fire at a Chicken production facility in the fourth quarter of fiscal 2021 and a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

3 Includes the Network Optimization Plan that commenced in fiscal 2025 and the 2022 Program which completed in fiscal 2024.

4 Removal of accelerated depreciation of $23 million related to network optimization plan charges for the three and twelve months ended December 28, 2024, $60 million related to plant closures and disposals for the three months ended December 30, 2023, $127 million related to plant closures and disposals for the twelve months ended September 28, 2024, and $67 million related to plant closures and disposals for the twelve months ended December 28, 2024 as they are already included in depreciation expense. Removal of accelerated amortization of $6 million, $2 million and $8 million related to brand discontinuation for the three months ended December 28, 2024, the twelve months ended September 28, 2024 and the twelve months ended December 28, 2024, respectively, as they are already included in amortization expense.

Tyson Foods

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Nine Months Ended		Fiscal Year Ended	Twelve Months Ended
	June 29, 2024	July 1, 2023	September 30, 2023	June 29, 2024
Net income (loss)	$ 458	$ (206)	$ (649)	$ 15
Less: Interest income	(60)	(22)	(30)	(68)
Add: Interest expense	351	262	355	444
Add/(Less): Income tax expense (benefit)	159	84	(29)	46
Add: Depreciation	902	762	1,100	1,240
Add: Amortization[1]	171	174	229	226
EBITDA	$ 1,981	$ 1,054	$ 976	$ 1,903
Adjustments to EBITDA:				
Add/(Less): Facility fire related costs (insurance proceeds)[2]	$ 61	$ (79)	$ (75)	$ 65
Add: Brand and product line discontinuation	-	-	17	17
Add: Restructuring and related charges[3]	31	93	124	62
Add: Legal contingency accruals	174	38	156	292
Add: Plant closure and disposal charges[4]	155	107	303	351
Add: Goodwill and intangible impairments	-	448	781	333
Less: Depreciation included in EBITDA adjustments[5]	(127)	(38)	(133)	(222)
Total Adjusted EBITDA	$ 2,275	$ 1,623	$ 2,149	$ 2,801
Total gross debt			$ 9,506	$ 11,021
Less: Cash and cash equivalents			(573)	(2,569)
Less: Short-term investments			(15)	(13)
Total net debt			$ 8,918	$ 8,439
Ratio Calculations:				
Gross debt/EBITDA			9.7x	5.8x
Net debt/EBITDA			9.1x	4.4x
Gross debt/Adjusted EBITDA			4.4x	3.9x
Net debt/Adjusted EBITDA			4.1x	3.0x

1 Excludes the amortization of debt issuance and debt discount expense of $9 million for the nine months ended June 29, 2024, $7 million for the nine months ended July 1, 2023, $10 million for the fiscal year ended September 30, 2023 and $12 million for the twelve months ended June 29, 2024 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021, Beef in the fourth quarter of fiscal 2019, and our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

3 Relates to the 2022 Program which completed in fiscal 2024.

4 Includes China plant relocation remuneration.

5 Removal of accelerated depreciation of $127 million related to plant closures and disposals for the nine months ended June 29, 2024; $14 million related to restructuring and related charges and $24 million related to plant closures and disposals for the nine months ended July 1, 2023; $19 million related to restructuring and related charges and $114 million related to plant closures and disposals for the twelve months ended September 30, 2023; and $5 million related to restructuring and related charges and $217 million related to plant closures and disposals for the twelve months ended June 29, 2024 as they are already included in depreciation expense.

Tyson Foods

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Six Months Ended March 30, 2024	Six Months Ended April 1, 2023	Fiscal Year Ended September 30, 2023	Twelve Months Ended March 30, 2024
Net income (loss)	$ 262	$ 229	$ (649)	$ (616)
Less: Interest income	(24)	(16)	(30)	(38)
Add: Interest expense	216	173	355	398
Add/(Less): Income tax expense (benefit)	102	75	(29)	(2)
Add: Depreciation	602	500	1,100	1,202
Add: Amortization[1]	115	115	229	229
EBITDA	$ 1,273	$ 1,076	$ 976	$ 1,173
Adjustments to EBITDA:				
Add/(Less): Facility fire related costs (insurance proceeds)[2]	$ 53	$ (35)	$ (75)	$ 13
Add: Brand and product line discontinuations	-	-	17	17
Add: Restructuring and related charges[3]	31	43	124	112
Add: Legal contingency accruals	73	-	156	229
Add: Plant closure and disposal charges[4]	114	92	303	325
Add: Goodwill and intangible impairments	-	-	781	781
Less: Depreciation included in EBITDA adjustments[5]	(92)	(19)	(133)	(206)
Total Adjusted EBITDA	$ 1,452	$ 1,157	$ 2,149	$ 2,444
Total gross debt			$ 9,506	$ 10,960
Less: Cash and cash equivalents			(573)	(2,182)
Less: Short-term investments			(15)	(16)
Total net debt			$ 8,918	$ 8,762
Ratio Calculations:				
Gross debt/EBITDA			9.7x	9.3x
Net debt/EBITDA			9.1x	7.5x
Gross debt/Adjusted EBITDA			4.4x	4.5x
Net debt/Adjusted EBITDA			4.1x	3.6x

1 Excludes the amortization of debt issuance and debt discount expense of $5 million for the six months ended March 30, 2024 and April 1, 2023, and $10 million for the fiscal year ended September 30, 2023 and the twelve months ended March 30, 2024 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021, Beef in the fourth quarter of fiscal 2019, and our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

3 Relates to the 2022 Program which completed in fiscal 2024.

4 Includes China plant relocation remuneration.

5 Removal of accelerated depreciation of $92 million related to plant closures and disposals for the six months ended March 30, 2024; $10 million related to restructuring and related charges and $9 million related to plant closures and disposals for the six months ended April 1, 2023; $19 million related to restructuring and related charges and $114 million related to plant closures and disposals for the twelve months ended September 30, 2023; and $9 million related to restructuring and related charges and $197 million related to plant closures and disposals for the twelve months ended March 30, 2024 as they are already included in depreciation expense.

Tyson Foods

EBITDA and Adjusted EBITDA Non-GAAP Reconciliations

$ in millions, except per share data (Unaudited)

	Three Months Ended December 30,2023	Three Months Ended December 31, 2022	Fiscal Year Ended September 30, 2023	Twelve Months Ended December 30,2023
Net income (loss)	$ 114	$ 320	$ (649)	$ (855)
Less: Interest income	(10)	(9)	(30)	(31)
Add: Interest expense	105	84	355	376
Add/(Less): Income tax expense (benefit)	47	114	(29)	(96)
Add: Depreciation	312	243	1,100	1,169
Add: Amortization[1]	59	58	229	230
EBITDA	$ 627	$ 810	$ 976	$ 793
Adjustments to EBITDA:				
Less: Facility fire related costs (insurance proceeds)[2]	$ (1)	$ (35)	$ (75)	$ (41)
Add: Brand and product line discontinuations	-	-	17	17
Add: Restructuring and related charges[3]	30	21	124	133
Add: Legal contingency accruals	73	-	156	229
Add: Plant closure and disposal charges[4]	75	-	303	378
Add: Goodwill and intangible impairments	-	-	781	781
Less: Depreciation included in EBITDA adjustments[5]	(60)	(6)	(133)	(187)
Total Adjusted EBITDA	$ 744	$ 790	$ 2,149	$ 2,103
Total gross debt			$ 9,506	$ 9,678
Less: Cash and cash equivalents			(573)	(1,484)
Less: Short-term investments			(15)	(15)
Total net debt			$ 8,918	$ 8,179
Ratio Calculations:				
Gross debt/EBITDA			9.7x	12.2x
Net debt/EBITDA			9.1x	10.3x
Gross debt/Adjusted EBITDA			4.4x	4.6x
Net debt/Adjusted EBITDA			4.1x	3.9x

1 Excludes the amortization of debt issuance and debt discount expense of $2 million for the three months ended December 30, 2023 and December 31, 2022, and $10 million for the fiscal year ended September 30, 2023 and the twelve months ended December 30, 2023 as it is included in interest expense.

2 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021, Beef in the fourth quarter of fiscal 2019, and our production facility in the Netherlands in the first quarter of fiscal 2024 that we subsequently decided to sell.

3 Relates to the 2022 Program which completed in fiscal 2024.

4 Includes China plant relocation remuneration.

5 Removal of accelerated depreciation of $60 million related to plant closures and disposals for the three months ended December 30, 2023; $6 million related to restructuring and related charges for the three months ended December 31, 2022; $19 million related to restructuring and related charges and $114 million related to plant closures and disposals for the twelve months ended September 30, 2023; and $13 million related to restructuring and related charges and $174 million related to plant closures and disposals for the twelve months ended December 30, 2023 as they are already included in depreciation expense.

Tyson Foods

Free Cash Flow Non-GAAP Reconciliation $ in millions (Unaudited) September 27, 2025 September 28, 2024 Cash Provided by Operating Activities 2,155$ 2,590$ Additions to property, plant and equipment (978) (1,132) Free cash flow 1,177$ 1,458$ Twelve Months Ended